EXHIBIT 10.2

NPTest Holding Corporation

2003 Stock Incentive Plan

(as amended effective December 2003)

Section 1. Purpose. The purposes of the NPTest Holding Corporation Stock Incentive Plan (this “Plan”) are to promote the interests of NPTest Holding Corporation, a Delaware company (together with its successors and assigns, the “Company”) and its stockholders by (i) attracting and retaining exceptional executive personnel, employees, directors, and consultants of the Company and its Affiliates (as defined below); (ii) motivating employees, consultants and directors by means of performance related incentives to achieve long range performance goals; and (iii) enabling employees, consultants and directors to participate in the long term growth and financial success of the Company.

Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

“Award” means any Option or other stock-based award granted hereunder.

“Award Agreement” means any written agreement, contract, other instrument or document evidencing any Award.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise defined in any Employment Agreement or Award Agreement:

(i) a Participant’s willful and continued failure substantially to perform his or her duties (other than as a result of total or partial incapacity due to physical or mental illness);

(ii) a Participant’s gross negligence or willful malfeasance in the performance of his or her duties;

(iii) a Participant’s commission of an act constituting fraud, embezzlement or any other act constituting a felony;

(iv) a Participant being repeatedly under the influence of illegal drugs or alcohol while performing his or her duties;

(v) a Participant’s unauthorized use or disclosure of any confidential information or trade secrets of the Company or any of its Affiliates; or

(vi) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates as determined in the reasonable discretion of the Company, including a Participant’s breach of the provisions of any non-solicitation covenant in favor of the Company or its Affiliates binding upon such Participant.

“Change of Control” means the occurrence of one of the following events:

(i) the consummation of a merger or consolidation of the Company with or into any other entity pursuant to which the stockholders of the Company immediately prior to such merger or consolidation hold less than 50% of the voting power of the surviving entity;

(ii) the sale or other disposition of all or substantially all of the Company’s assets; or

(iii) any acquisition by any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and other than the direct and indirect stockholders of the Company immediately after the Effective Date) of the beneficial ownership of 50% or more of the voting power of the Company’s equity securities in a single transaction or series of related transactions, other than in an underwritten public offering of the securities of the Company;

provided, however, that a transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee of one or more members of the Board designated by the Board to administer the Plan. Until otherwise determined by the Board, the full Board shall be the Committee under the Plan.

“Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render bona fide consulting or advisory services.

“Director” means a member of the Board.

“Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

“Employee” means an employee of the Company or any of its Affiliates.

“Employment Agreement” means an employment agreement entered into between a Participant and the Company or any of its Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price of the Option as set forth in the Award Agreement.

“Fair Market Value” means, with respect to a Share as of any date of determination, the reported closing selling price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock on the date in question, as such price is published in The Wall Street Journal. If there is no closing selling price for the common stock on the date in question, the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists. If such class of common stock is not listed on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account such factors as the Committee shall in its sole discretion deem relevant or appropriate.

“Incentive Stock Option” means a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Qualified Stock Option” means a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means a Person granted an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

“Person” means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“SEC” means the Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of common stock of the Company or such other securities as may be designated by the Committee from time to time.

Section 3. Administration.

(a) Authority of the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and the exercise price or purchase price, if applicable; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions (including the vesting schedule, if any) of any Award and Award Agreement; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Committee Composition. If the Board in its discretion deems it advisable, the Board may provide that the Committee may consist solely of two or more “Outside Directors” as defined in the regulations under Section 162(m) of the Code and/or solely of two or more “Non-Employee Directors” as defined in Rule 16b-3.

(c) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

Section 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in this Section, the number of Shares with respect to which Awards may be granted under the Plan shall not exceed 3,821,851, plus an annual increase on the first day of each fiscal year during the term of the Plan beginning January 1, 2005 through January 1, 2010, in each case in an amount equal to the lesser of (i) 1,700,000 shares, (ii) 4.0% of the number of shares of the Common Stock outstanding on such date, or (iii) an amount determined by the Board. Such Shares shall consist of authorized but unissued or reacquired shares, including shares repurchased by the Company on the open market. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates are forfeited, terminate or are otherwise canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, shall again become Shares with respect to which Awards may be granted. Unvested Shares issued under the Plan and subsequently cancelled or repurchased by the Company, at a price per share not greater than the original issue price paid per share pursuant to any of the Company’s repurchase rights under the Plan shall be added back to the number of Shares reserved for issuance under the Plan. Should the exercise price of an Option be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Company in satisfaction of tax withholding obligations arising out of transactions under the Plan, then the number of Shares available for issuance under the Plan shall be reduced by the gross number of shares underlying the Award, and not by the net number of Shares issued to the holder of such Award. Shares underlying one or more exercised stock appreciation rights shall not be available for subsequent issuance under the Plan.

(b) Section 162(m) Limitation. Subject to the provisions below relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than 875,000 shares of Common Stock during any calendar year.

(c) Adjustments. In the event that the number of issued Shares is increased or decreased as a result of a stock dividend, stock split, reverse stock split, combination or reclassification of Shares or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (provided that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”), then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares of the Company (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, (ii) the maximum number of Shares of the Company for which any one person may be granted Awards per calendar year pursuant to Section 4(b) of the Plan, (iii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iv) the grant or exercise price with respect to any Award.

Section 5. Eligibility.

(a) General. Any Employee, Consultant or Director shall be eligible to be selected by the Committee to receive an Award under the Plan.

(b) Incentive Stock Options. Only Employees shall be eligible for the grant of Incentive Stock Options.

(c) Non-Employee Directors. Stock Awards may be granted to Non-Employee Directors in accordance with the policies established from time to time by the Board specifying the number of shares (if any) to be subject to each such Stock Award and the time(s) at which such awards shall be granted. Stock Awards granted to Non-Employee Directors shall be on terms and conditions determined by the Board, subject to the provisions of the Plan.

Section 6. Stock Options.

(a) Grants. The Committee is authorized to grant Options to Participants with the terms and conditions set forth in this Section 6 and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b) Type of Option. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with the provisions of Section 422 of the Code, as from time to time amended, or any successor provision thereto, and any regulations implementing such statute.

(c) Exercise Price. The Committee in its sole discretion shall establish the Exercise Price at the time each Option is granted. The Exercise Price of any Option shall not be less than 100% of the Fair Market Value at the time such option is granted.

(d) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable, of any applicable jurisdiction.

(e) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price is received by the Company, together with any documentation required by the Company and any applicable taxes. Such payment may be made: (i) in cash; (ii) if approved by the Committee, in Shares (the value of such Shares shall be their Fair Market Value on the date of exercise) owned by the Participant for the period required to avoid a charge to the Company’s earnings for financial reporting purposes (which is generally six months); (iii) if approved by the Committee, by a combination of the foregoing; (iv) if approved by the Committee, in accordance with a cashless exercise program; or (v) in such other manner as permitted by the Committee at the time of grant or thereafter.

Section 7. Other Stock-based Awards.

(a) Other Stock-based Awards. The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, grants of restricted stock, restricted stock units, rights to purchase stock, warrants and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination thereof, as the Committee shall determine.

Section 8. Effect of Termination of Employment or Service.

(a) Termination of Employment or Service. Except as the Committee may otherwise provide at the time the Award is granted or thereafter, or as required to comply with applicable law, if the Participant’s employment or service with the Company and its Affiliates is terminated by Participant or by the Company for any reason (other than death or Disability or by the Company for Cause), then (i) to the extent not yet vested as of the date of termination, an Award shall immediately be forfeited, and (ii) to the extent vested as of the date of termination, an Award may be retained and, if applicable, exercised until the earlier of (A) the date three months (or such longer or shorter period, if any, specified in the applicable Award Agreement or Employment Agreement) after such termination of employment or service or (B) the date such Award would have expired had it not been for the termination of employment or service, after which time, in either case, such Award shall expire.

(b) Death or Disability. Except as the Committee may otherwise provide at the time the Award is granted or thereafter, or as required to comply with the laws of the particular jurisdiction, if the Participant’s employment or service with the Company and its Affiliates is terminated by reason of death or Disability, then (i) to the extent not yet vested as of the date of termination, an Award shall immediately be forfeited, and (ii) to the extent vested as of the date of termination, the Award may be retained and, if applicable, exercised by the Participant or his successor (if employment or service is terminated by death) until the earlier of (A) the date one year after such termination of employment or service or (B) the date such Award would have expired had it not been for the termination of such employment or service, after which time, in either case, such Award shall expire.

(c) Cause. Except as the Committee may otherwise provide at the time the Award is granted or thereafter, or as required to comply with applicable law, if the Participant’s employment or service with the Company and its Affiliates is terminated by the Company or an Affiliate for Cause, all Awards shall be forfeited and shall expire immediately upon the Company dispatching notice or advice to the Participant that the Participant’s employment has been terminated for Cause.

Section 9. Amendment and Termination.

(a) Amendment or Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan or the terms of any Award in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States. Any such amendment, alteration, suspension, discontinuance or termination that would adversely affect the rights of a Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective with respect to such Award without the consent of the affected Participant, holder or beneficiary, except as otherwise provided in Section 10 below or elsewhere in the Plan.

(b) Amendment or Termination of Awards. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment (other than any amendment to Section 10 hereof), alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of a Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, except as otherwise provided in Section 10 below or elsewhere in the Plan or the applicable Award Agreement.

Section 10. Corporate Transactions.

(a) Corporate Transactions. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, in the event of a Change of Control, the Committee, in its sole discretion, (i) may cause any outstanding Award to be (x) continued by the Company, (y) assumed, or substituted with a substantially equivalent award, by the successor company (or its parent or any of its subsidiaries), or (z) canceled in consideration of a cash payment or alternative Award, if applicable, made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award less any exercise price (provided that the Committee may determine that only holders of vested Awards shall receive any such cash payment or alternative Award); or (ii) may take any other action or actions with respect to the outstanding Awards that it deems appropriate. Any Award (or any portion thereof) not continued or assumed by the Company or the successor company (or its parent or any of its subsidiaries), as applicable, pursuant to the foregoing shall terminate on such Change of Control and the holder thereof shall be entitled to no consideration for such Award.

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

Section 11. General Provisions.

(a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

(b) Nontransferability of Awards. Except to the extent otherwise provided in an Award Agreement, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

(c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(d) Lock-up Period. Unless otherwise determined by the Committee, Shares shall not be issued under this Plan unless the Participant agrees that he or she will not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares (or other securities of the Company) held by the Participant prior to the date 180 days following the effective date of a registration statement with respect to any underwritten public offering by the Company of its equity securities as requested by the managing underwriters for such offering, including an initial public offering.

(e) Share Certificates. Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or its permitted transferees and shall be deposited by such Participant or permitted transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by any transfer restrictions set forth herein or in the applicable Award Agreement, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, any state securities laws or any other applicable laws. All certificates for Shares or other securities of the Company or any of its Affiliates delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(f) Withholding. A Participant may be required to pay to the Company or any of its Affiliates, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable income, employment or social insurance withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award. The Company’s obligation to deliver Shares underlying any Award shall be subject to the satisfaction of all applicable income, employment, and social insurance tax withholding requirements.

(g) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(h) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements that may be either generally applicable or applicable only in specific cases.

(i) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate and shall not lessen or effect the right of the Company or its Affiliates to terminate the employment or service of a Participant at any time for any reason, with or without cause.

(j) Rights as a Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares.

(k) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of California without resort to that State’s conflicts of laws rules.

(l) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(m) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(o) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(q) Proprietary Information and Inventions Agreement. A Participant shall, as a condition precedent to the exercise or settlement of an Award, have executed and be in compliance with the Company’s (or its subsidiary’s) standard form of confidentiality and non-disclosure agreement.

(r) Modification of Plan or Award Terms for non-U.S. Participants. The Committee shall have the discretion and authority to grant Awards with such modified terms as the Committee deems necessary or appropriate in order to comply with or take advantage of the laws of the particular jurisdiction in which the Participant resides or is employed, and may establish a subplan under this Plan for such purposes.

Section 12. Term of the Plan.

(a) The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than ten years from the date the Plan was adopted by the Board. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.